Exhibit 32.2

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of Information Services Group, Inc. (the “Company”) for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank Martell, Executive Vice President, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 8, 2007

/s/ Frank Martell
Frank Martell, Chief Financial Officer,
Executive Vice President, and Treasurer